January 10 2008
EMCORE Corporation
10th Annual Needham Growth Stock Conf
January 11, 2007
New York City
Reuben F. Richards, Jr. Chief Executive Officer
Chris Larocca, VP and GM, EMCORE Broadband
Fiber Optics Division

January 10 2008
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Such forward-looking statements include, but are not limited to, (a) the Company’s unaudited results for the first quarter of fiscal year 2008, (b) statements regarding future product introductions and performance metrics, (c) statements regarding 2008 and other future financial performance, (d) statements regarding future development and growth in the
Company’s markets, (e) statements regarding projected benefits of the Intel acquisition, and
(f) statements related to the Company’s review of its historic stock option granting practices.
These risks and uncertainties include, but are not limited to, (a) the difficulty of predicting quarterly financial results, (b) risks arising out of or related to the Company’s past practices related to stock option grants and the resulting restatement of the Company’s financial statements as reflected in its annual report on Form 10-K for its 2006 fiscal year, including the risk of possible litigation, (c) factors discussed from time to time in reports filed by the
Company with the SEC, and (d) risks arising from the Company’s planned acquisition of a business unit from Intel Corporation, including the Company’s ability to close the transaction, the integration of acquired business into the Company’s operations, and acceptance of the
Company by the customers of the acquired business. The forward-looking statements contained in this news release are made as of the date hereof and EMCORE does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
“Safe Harbor” Statement

January 10 2008
DataCom Component
Telecom Component
10 GE TRx (LX4, CX4)
Parallel Optical TRx
Fiber Optics
Broadband (EBB)
CATV Tx/Rx
FTTx Tx, PON TRx
RF over fiber links
Fiber-optic gyro
Video Transport
Photovoltaics
Solar Power (EPV)
Space solar cells
Space solar panels
CPV solar cells
Emcore Solar
Power (ESP)
Solar power system
Based on CPV cells
Fiber Optic Components and
Systems for Broadband, 10G
Ethernet, Datacom & Telecom
Space and Terrestrial Solar
Power Based on Multi-
Junction Solar Cells
Global Communications and Power at the Speed of Light
EMCORE’s New Business Scope

January 10 2008
EMCORE Space Photovoltaics Business
▪ EPV division formed in 1998 in
 Albuquerque, NM
▪ Currently products
 ▪ Space solar cells
 ▪ Space solar panels
 ▪ Terrestrial CPV cells
▪ Outstanding on-orbit performance
 and reliability history
▪ Emcore’s entry into the space market
 effectively eliminated the use of Silicon
 solar cells in high power GEO satellites
 ▪ Mid 1990s, 80% of satellites were powered
 by Silicon solar cells
 ▪ Today over 80% of new satellites are
 powered by multi-junction solar cells
EMCORE Photovoltaics Division

January 10 2008
Silicon Response Range Limit
Leading III-V Solar Cell Technology
Replacing Silicon Based Applications
▪ Emcore’s Technology Employs Three
 Compound Semiconductor Solar Cells
 in Series
 ▪ Each Cell Is Tuned to Absorb a
 Different Color of Light
▪ By Converting More Sunlight to
 Electricity Emcore’s Solar Cells Operate
 at Higher Efficiency
▪ III-V MJ Technology Improvements Offer
 Still Higher Future Performance

January 10 2008
Growth Drivers of Space Solar
Major Customers
▪ Loral, Lockheed Martin, Northrop-Grumman, Boeing, Astrium, GD, and ATK
Market Drivers
▪ Commercial Satellites: 33 GEO awards in 2006, highest since 2001 (6 awards)
 ▪ Industry is at the leading edge of a replacement cycle as many of the satellites launched in the early 1990’s reach the end of their useful life
 ▪ As one of two viable suppliers, EMCORE offers the best performance in the industry with outstanding space heritage and a strong reliability record
▪ Government/Defense Programs: EMCORE is a leading engineering and manufacturing service company for government/defense programs
 ▪ Technology leader: Record high-efficiency solar cells for space applications
 (32% with IMM design)
 ▪ Solution oriented: EMCORE provides enabling solutions to mission critical programs

January 10 2008
Solar Flux
Lens
Solar Cell
Receiver
1x
1,000x
Utilizes advanced solar cells to provide most cost effective solution
Seven 5” Silicon Cells
One 1 cm2 Triple
Junction CPV
Produce Equal Power As
Terrestrial Application of Triple
Junction Solar Cell with Concentrator
▪ Lens concentrates solar flux to 500-1,000 times
 normal irradiance
▪ Area of solar cell is then reduced by a factor of
 500-1,000 compared to a full coverage
▪ Conversion efficiency improves under
 concentrated illumination
 ▪ 37% cell efficiency in production
 ▪ 39% cell introduced in 2007
 ▪ 40% cell projected to be introduced in 2008

January 10 2008
Solar Module Technologies
▪ Crystalline Si: Conversion efficiency of 12-14% at module level
 ▪ Pros:                          ♦ Predominant technology
                                                 ♦ Most versatile for all applications
 ▪ Cons:                              ♦ Si shortage (at least until late of 2008)
                                                 ♦ Relatively high price: ~$3.5-3.8/W
▪ Thin Film: Conversion efficiency of 5-7% at module level
 ▪ Pros:                        ♦ Most cost effective ~$2/W
                                                  ♦ Easy to scale up in production
 ▪ Cons:                               ♦ Low efficiency of surface area/land use
   ♦ Environmental concerns with some materials (Cadmium Telluride)
▪ Concentrator Photovoltaics (CPV): efficiency of 25-30% at module level
 ▪ Pros:  ♦ More cost effective: ~$3.6/W now and <$2/W in 3 years
                           ♦ Most efficient land use - more power generated per area
                           ♦ Less equipment and material requirement for production scale up
 ▪ Cons:                                 ♦ Suitable for commercial, agricultural, and power utility applications
   ♦ More efficient for direct illumination than diffused light

January 10 2008

Year of Production
Emcore Terrestrial Solar Cells -
History & Roadmap
Emcore Terrestrial Solar Cells -
History & Roadmap
Emcore Solar Cell Technology - Performance at 500x
2005
2006
2008 P
33.0%
Concentrator
Triple
Junction
(CTJ)
36.0%
2nd Generation
Concentrator
Triple
Junction
(CTJ2)
43.0%
Inverted
Meta-
Morphic
IMM
39.0%
3rd Generation
Concentrator
Triple
Junction
(CTJ3)
45.0%
2nd
Generation
(IMM2)
2010 P
30%
32.5%
35%
37.5%
40%
42.5%
45%
2007

January 10 2008
EMCORE Terrestrial PV Products
▪ Concentrator Solar Cells and Receivers
 ▪ 39% efficient (under 1000x) cells achieved
 ▪ 37% efficient CPV cells in production
 ▪ Aggressive roadmap to 45% efficiency by 2010
 ▪ Provide standard and custom form factors to over
 15 customers
 ▪ Solar cell and receiver orders: $67M from GGE
 ▪ Supply agreement ($100M over 5 years)
 ▪ A new purchase order of 1M pieces solar cell receivers
▪ CPV Systems
 ▪ Supply agreement with World Water and Solar
 Technologies ($100M over 3 years)
 ▪ Canada Pod Generating Group (PGG)
 (60 MW over 3 year)
 ▪ Korea CPV Solar Parks
 (5.7 MW PO for FY08 + 14.3 MW LOI for CY08)
 ▪ Spain: ISFOC (0.3MW in FY08) and others
 ▪ Many other new opportunities

January 10 2008
Growth Drivers of EMCORE
Terrestrial PV Business
▪ CPV Components
 ▪ One of the two major suppliers
 • Best performance with competitive price
 • Strong performance roadmap
 ▪ Support the entire CPV community
 ▪ Current annual capacity greater than 150MW
▪ CPV Systems
 ▪ Gen 1 system operating “on sun” for 8 months
 ▪ Gen 2 entered production in Fall of 2007
 ▪ Demand is lined up with a supply agreement and strategic partners
 ▪ Current annual capacity greater than 50MW
▪ Well positioned to be a major player, with significant advantage in system performance and cost basis
 ▪ Costs will be continuously reduced through system optimization and solar cell efficiency improvement

January 10 2008
EFO
EBB
EBB
EFO
Microwave/RF
Transmitters/Receivers
Parallel Optics,
4 & 12x TxRx
LX4, CX4 TxRx
For 10G Ethernet
CATV Transmitters/
Receivers
Hybrid Fiber Coaxial (HFC) Network
Telecom Network
EBB
OC-192 TxRx
SFF Tunable
DWDM XFP
EFO
EMCORE’s Components &
Subsystems in Networks & Premises

January 10 2008
1550nm Transmitters,
Video Receivers, PON
Transceivers, EDFA’s
RF Satellite Links
Tx/Rx/Delay Lines,
FOG’s, THz, Lithium
Niobate Devices
Analog Video, HDTV/DTV
Video, Mobile Video and
IP Transport
CATV Transmitters and
Receivers, Subassembly
Boards, Lasers, Photo
Diodes, Chips
FTTx
SPECIALTY
VIDEO
CATV
EMCORE Broadband Product Lines

January 10 2008
Source: Comcast
Comcast CapEx Budget
-- 24% Increase in 07 from 06

January 10 2008
Broadband (CATV, FTTP, Video
Transport) Business Strategy
▪ We are a leading provider of Broadband Components and Systems
 ▪ Consolidated technology, IP, product portfolio & CATV customer base
▪ Market Drivers of CATV Business
 ▪ Upgrade HFC network to 1 GHz to offer more value-added premium services
 ▪ Build new networks to businesses to offer commercial services
 ▪ Strong overseas market demand in Eastern Europe, Russia, India, China, etc
▪ Positioned as “Arms Merchant” to MSO and Telecom for broadband buildout to offer “triple play” services
 ▪ Major supplier to equipment OEMs serving multi-service operators (MSO’s)
 • ~80% share of the non-captive market in the US
 ▪ Emerging supplier of FTTP components
 • One of the two qualified B-PON transceiver suppliers to Verizon, and gaining market share
 • Approved vendor to 3 major G-PON transceiver customers
 • Competitive cost through China manufacturing and vertical integration
▪ Penetrated into the high growth video transport and IPTV markets

January 10 2008
Parallel Optics
LRM SFP+
Tunable SFF
80+km XFP
LX4
CX4
EMCORE Datacom/Telecom
Transceiver Product Portfolio

January 10 2008
Source: Cisco Systems
10GbE Share estimated
to increase from 5% in
2006 to 45% in 2011
Demand for 10G Ethernet Increases

January 10 2008
Growth Drivers for EMCORE
Datacom/Telecom Business
Product Lines
▪ Leading Supplier of 10Gb/s Ethernet Components and Transceivers
 ▪ 10Gb/s TOSA/ROSA components for SR
 ▪ Xenpak LX4/CX4 and X2 CX4, sampling SFP+ SRL, LRM, & LR transceivers
▪ Broadest Portfolio of Parallel Optics Transceivers
 ▪ 12-lane transmitters/receivers for switching/routing and backplane applications
 ▪ 4-lane transceivers for Infiniband applications
▪ New Products to Grow Telecom Business
 ▪ XFP DWDM 80km TxRxs
 ▪ 300-pin SFF fully C-band tunable transponders,
Platforms
▪ State-of-the-art VCSEL/PD Component Fab and PON Packaged Components
 ▪ VCSEL/PD chips: 1-10Gb/s
 ▪ DFB TO’s for GPON and GEPON, APD-TIA TO’s
▪ LX4 Platform and Infrastructure for 40 Gb/s Product Solution
 ▪ Push to become a standard and building prototype samples

January 10 2008
Product Lines Acquired from Intel
▪ Tunable Lasers
 ▪ Full C & L band tunable dense wavelength division multiplexing
 (DWDM) lasers
 ▪ Proven for 10, 40, and 100 Gb/s operations
 ▪ Only tunable laser solution for 25 GHz channel spacing
 ▪ Roadmap to integrate with a modulator
▪ ITLAs - Integrated Tunable Laser Assemblies
 ▪ Full C & L band tunable DWDM CW lasers
 ▪ Comply with ITLA multi source agreement (MSA)
 ▪ Only tunable laser solution for 25 GHz channel spacing
 ▪ Roadmap to modulated ITLA MSA
▪ Telecom Modules
 ▪ Small Form Factor (SFF) fixed wavelength up to 40 km
 transmission
 ▪ Full C & L band DWDM tunable transponders for 80km
 ▪ Roadmap to DWDM tunable transponder with dispersion
 compensation
 ▪ Roadmap to SFF DWDM tunable transponder

January 10 2008
Strategic Value and Financial Benefits of
Acquiring Intel’s Telecom Optical Asset
▪ Strengthens EMCORE’s competitive position in Telecom, adding the hottest technology and products - tunable lasers and transponders
 ▪ Tunable transponders are the key components in today’s agile telecom networks with strong current and future demand
 ▪ Solidifies EMCORE’s position as one of the major players in the fiber optics arena
 ▪ Broadens product portfolio to help EMCORE develop additional business
 ▪ Provides instant access to Tier-1 telecom customers for expanded product portfolio (e.g.
 Fujitsu, Alcatel-Lucent, Nortel)
▪ Strong synergy with EMCORE’s infrastructure and products
 ▪ Combined with internal laser and modulator capability, EMCORE will be one of the few vertically integrated telecom fiber optics module suppliers
 ▪ Ability to amortize existing fab and contract manufacturer infrastructure costs to improve gross margin
▪ Clear financial benefits from incremental scale of Intel business
 ▪ Projected to add approximately $36M revenue to EMCORE’s FY08 (assuming closing by end of February), and $85M projection by FY09
 ▪ Projected to be accretive from the 2nd quarter under EMCORE’s management
 ▪ Margin projected to continue improving with internal components and leveraged cost of contract manufacturers

January 10 2008
Revenue History and Projection
from Current Businesses
$115
+40%
($ in millions)
$32
$50
$82
+64%
$143
+24%
$170
+19%
FY02
FY04
FY03
FY05
FY06
FY07
$210-230**
+26- 38%
FY08
Forecast
** FY08 revenue guidance will be revised upwards, taking effect of Intel acquisition and impact of announced CPV system contracts, and released in early February after comprehensive reviews on material supply chain, manufacturing capacity, and timing of revenue recognition.

January 10 2008

EMCORE Corporation
10th Annual Needham Growth Stock Conf
January 11, 2007
New York City
Reuben F. Richards, Jr. Chief Executive Officer
Chris Larocca, VP and GM, EMCORE Broadband
Fiber Optics Division